EXHIBIT 10.6

UP TO [            ] SHARES

OF

COMMON STOCK

OF

PIEDMONT COMMUNITY BANK GROUP, INC.

AGENCY AGREEMENT

___________, 2007

SAMCO Capital Markets, Inc.

1700 Pacific Avenue, Suite 2000

Dallas, Texas 75201

Ladies and Gentlemen:

Piedmont Community Bank Group, Inc., a Georgia corporation (the “Company”), and its wholly-owned subsidiary, Piedmont Community Bank, a Georgia banking association (the “Bank”), propose, subject to the terms and conditions stated herein, to engage SAMCO Capital Markets, Inc. (the “Agent” or “you”) to assist the Company in structuring an offering of the Company’s common stock (the “Common Stock”) and, as agent of the Company, to assist in the sale on a “best efforts” basis of up to _______________ shares of the Common Stock, $.01 par value per share (the “Shares”).

1. The Offering. The Company is offering the Shares at a purchase price equal to $____ per share, in connection with the Company’s public offering of Common Stock that commenced as of the date of this Agency Agreement (the “Offering”).

The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “1933 Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form SB-2 (File No. 333-____________) under the 1933 Act, including a prospectus, relating to the Shares. Except where the context otherwise requires, “Registration Statement,” as used herein, means the registration statement filed on August ____, 2007, as amended [Insert Amendments] and at the time of such registration statement’s effectiveness for purposes of Section 11 of the 1933 Act (the “Effective Time”), including (i) all documents filed as a part thereof, (ii) any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the 1933 Act and deemed, pursuant to Rule 430A or Rule 430C under the 1933 Act, to be part of the registration statement at the Effective Time, and (iii) any registration statement filed to register the offer and sale of the Shares pursuant to Rule 462(b) under the 1933 Act.

Except where the context otherwise requires, a “Preliminary Prospectus,” as used herein, means any preliminary prospectus included in the Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Securities Act.

Except where the context otherwise requires, “Prospectus,” as used herein, means the prospectus filed by the Company with the Commission pursuant to Rule 424(b) under the 1933 Act on or before the second business day after the Effective Time (or such earlier time as may be required under the 1933 Act), or, if no such filing is required, the final prospectus included in the Registration Statement at the Effective Time.

“Permitted Free Writing Prospectuses,” as used herein, means the documents listed on Schedule A attached hereto and each “road show” (as defined in Rule 433(h)(4) under the 1933 Act), if any, related to the Offering of the Shares contemplated hereby that is a “written communication” (as defined in Rule 405 under the 1933 Act).

“Disclosure Package,” as used herein, means any Preliminary Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any.

Any reference herein to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein (the “Incorporated Documents”), including, without limitation, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) on or after the Effective Time, or the date of such Preliminary Prospectus, the Prospectus or such Permitted Free Writing Prospectus, as the case may be, and deemed to be incorporated therein by reference.

“Blue Sky Application,” as used herein, means any instrument or document executed by the Company or based upon written information supplied by the Company filed in any state or jurisdiction to register or qualify any or all of the Shares or to claim an exemption therefrom or provided to any state or jurisdiction to exempt the Company as a broker-dealer or the officers, directors or employees as broker-dealers or agents under the securities laws thereof. Legal counsel to the Company shall prepare and submit any Blue Sky Application and shall prepare any blue sky memorandum (the “Blue Sky Survey”).

“Regulatory Agencies” as used herein, means the Georgia Department of Banking and Finance (“DBF”), the Federal Deposit Insurance Corporation (“FDIC”) and the Federal Reserve Board.

In connection with the Offering, the Agent will assist the Company with the following services: (a) establishing a comprehensive plan for the development and execution of the Offering; (b) establishing a computer database that will enable the Company’s management and directors to gauge the progress of the Offering on a daily basis; (c) preparing written news releases regarding the Offering, the Company, as well as its officers and directors for dissemination by the Company; (d) preparing layout and design work for the Company’s “tombstone” announcements, and assisting on placement and related sales factors, such as location in newspaper, style of announcement, and announcement identification techniques; (e) coordinating all aspects of the Company’s selling efforts with respect to the Offering including recommendations regarding allocation of each director’s fundraising responsibilities and consultations with officers and directors regarding sales techniques that will enable them to maximize their efforts; (f) preparing officers and directors of the Company to introduce and describe the Offering to potential investors at investor meetings, including open houses, breakfast meetings, luncheon meetings, and cocktail receptions; and (g) working with the management of the Company in processing all retirement account purchases of shares in the Offering through the various types of retirement accounts that potential investors may have already established. If potential investors wish to use retirement funds to invest in the Shares, but do not have a retirement account established or have a custodian that will not process this type of transaction, then the Agent will seek out those retirement custodians who will allow such a transaction and refer the potential investor to such retirement custodians.

During the term of this Agency Agreement (the “Agreement”), the Agent will provide the assistance of at least one appropriately licensed representative, or such other employees or representatives as may be appropriate to provide the services called for by this Agreement or otherwise provided by the Agent to the Company.

2. Retention of the Agent; Compensation; Sale and Delivery of the Shares. Subject to the terms and conditions herein set forth, the Company hereby appoints the Agent as its exclusive placement agent (i) to utilize its “best efforts” to solicit subscriptions for Shares and to assist the Company with respect to the Company’s sale of the Shares in the Offering, and (ii) to manage the sale of Shares through a group of selected broker dealers, if necessary.

On the basis of the representations and warranties and subject to the terms and conditions of this Agreement, the Agent accepts such appointment and agrees to consult with and assist the Company as to matters set forth herein. It is acknowledged by the Company that the Agent shall not be obligated to purchase any Shares and shall not be obligated to take any action which the Agent deems to be inconsistent with any applicable law, regulation, decision or order. Subscriptions for Shares in the Offering will be offered as described in the Registration Statement. Except as otherwise provided in this Agreement, the appointment of the Agent will terminate upon completion of the Offering.

Upon acceptance of any subscriptions, the Company agrees to promptly issue, or have issued, the Shares sold in the Offering against payment to the Company by any means authorized pursuant to the Registration Statement; provided, however, that no more than every [thirty (30)] days, the Company and the Agent shall close the Offering (the “Closing”), subject to satisfaction of the conditions specified in Section 7 hereof, which conditions shall have been complied with to the reasonable satisfaction of the Agent and its counsel. Certificates for Shares shall be delivered by the Company or its transfer agent directly to the purchasers in accordance with their directions. Each date upon which the Company and the Agent shall engage in a Closing is called the “Closing Date.” The Agent shall receive the following compensation for its services hereunder:

(a) A consulting fee of $20,000 due to the Agent payable upon the Agent’s receipt of and delivery to the Company a “no objection” notice from the Financial Industry Regulatory Authority (“FINRA”) in connection with the Offering and a consulting fee of $20,000 upon the Agent’s commencement of the Offering (which for purposes of this Agreement shall be the date of this Agreement (the “Commencement Date”)). On the 28th day after the Commencement Date and for each four week period thereafter, the Company will pay the Agent a consulting fee equal to $20,000 (due at the start of each new four week period) for the term of this Agreement on the dates set forth on Appendix 1 attached hereto and made apart hereof.

(b) A commission equal to (a) four percent (4.0%) of the gross proceeds from the Offering from subscriptions received by investors who are not introduced to the Company by the Agent (excluding subscriptions received from the current directors and officers of the Company, for which no commission will be paid), and (b) six percent (6.0%) of the gross proceeds from subscriptions received from investors introduced to the Bank by the Agent (which investors shall be documented in writing prior to the Closing); provided, however, the commission due to the Agent pursuant to this Section 2(b) shall be reduced by the aggregate amount of fees paid to the Agent pursuant to Section 2(a) above.

(c) The Agent shall be reimbursed for reasonable expenses as contemplated by Section 6 hereof, regardless of whether the Offering is successfully completed. Any consulting fee, out-of-pocket expenses or commissions payable hereunder, shall be paid in immediately available funds on regular intervals following Agent’s presentation of expenses to the Company; provided that all expenses shall be paid at the earlier of the Closing Date or a determination by the Company to terminate or abandon the Offering.

(d) If the Company elects to engage the Agent as a sponsoring dealer under applicable Blue Sky laws for the Offering, the Company shall pay the Agent an additional fee of $10,000 for the first state and an additional fee of $2,500 for each additional state requiring a sponsoring dealer.

(e) The Company acknowledges and agrees that in connection with the Offering, sale of the Shares or any other services the Agent may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Agent: (i) no fiduciary or agency relationship exists between the Company or any other person, on the one hand, and the Agent, on the other hand; (ii) the Agent is not acting as advisor, expert or otherwise, to the Company, including, without limitation, with respect to the determination of the Offering price of the Shares, and such relationship between the Company, on the one hand, and the Agent, on the other hand, is entirely and solely commercial, based on arms-length negotiations and that the Agent serves as an independent contractor; (iii) any duties and obligations that the Agent may have to the Company shall be limited to those duties and obligations specifically stated herein; and (iv) the Agent and its respective affiliates may have interests that differ from those of the Company. The Company hereby waives any claims that the Company may have against the Agent with respect to any breach of fiduciary duty in connection with the Offering.

3. Representations and Warranties of the Company.

The Company represents and warrants to, and agrees with, the Agent that:

(a) The Registration Statement on Form SB-2 (File No. 333-[            ]) in respect of the Shares has been filed with the Commission; the Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the Offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the 1933 Act, which became effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission; the Company has complied to the Commission’s satisfaction with all requests of the Commission for additional or supplemental information; and no stop order suspending the effectiveness of the Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission.

(b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the 1933 Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Agent expressly for use therein.

(c) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the 1933 Act and the rules and regulations of the Commission thereunder; on the Effective Time and at any Closing, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and when filed and at any Closing, the Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Agent expressly for use therein. Each Preliminary Prospectus and the Prospectus when filed, if filed by electronic transmission, pursuant to EDGAR (except as may be permitted by Regulation S-T under the 1933 Act), was identical to the copy thereof delivered to the Agent for use in connection with the offer and sale of the Shares.

(d) As of each Closing, neither (i) any Issuer-Represented General Use Free Writing Prospectuses issued at or prior to the Closing and the Statutory Prospectus, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Issuer-Represented Limited-Use Free Writing Prospectus issued at or prior to the Closing, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Agent expressly for use therein. As used in this paragraph and elsewhere in this Agreement:

(i) “Statutory Prospectus” as of any time means the most recent Preliminary Prospectus that is included in the Registration Statement immediately prior to the Closing.

(ii) “Issuer-Represented Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the 1933 Act, relating to the Shares in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the 1933 Act.

(iii) “Issuer-Represented General Use Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is intended for general distribution to prospective investors.

(iv) “Issuer-Represented Limited-Use Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is not an Issuer-Represented General Use Free Writing Prospectus.

(e) Each Issuer-Represented Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notified or notifies the Agent as described in Section 5(b), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Agent expressly for use therein.

(f) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in each of the General Disclosure Package and the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in each of the General Disclosure Package and the Prospectus; and, since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, except as set forth or contemplated in the each of the General Disclosure Package and the Prospectus, (A) there has not been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries, taken as a whole, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(g) The Company and its subsidiaries have good and marketable title in fee simple to all real property, if any, and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described or contemplated in each of the General Disclosure Package and the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

(h) The Company is a registered bank holding company under the Bank Holding Company Act of 1956, as amended and has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Georgia, with power and authority (corporate and other) to own its properties and conduct its business as described in each of the General Disclosure Package and the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to so qualify or be in good standing does not have, and could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(i) Each subsidiary of the Company either has been duly incorporated and is validly existing as a corporation or a statutory business trust or, with respect to the Bank, the Bank has been duly chartered and is validly existing as a state banking corporation, in each case in good standing under the laws of the jurisdiction of its organization, with power and authority (corporate and other) to own its properties and conduct its business as described in each of the General Disclosure Package and the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to so qualify or be in good standing does not have, and could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; the Bank, a Georgia state chartered bank, does not have any subsidiaries; all of the issued shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable and are owned, directly or through other subsidiaries of the Company, by the Company, free and clear of any pledge, lien, encumbrance, claim or equity; the Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Registration Statement.

(j) The Company has an authorized capitalization as set forth in each of the General Disclosure Package and the Prospectus under the caption “Capitalization,” and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws and conform to the description of the Shares contained in each of the General Disclosure Package and the Prospectus under the caption “Description of Capital Stock”; and no such shares were issued in violation of the preemptive or similar rights of any security holder of the Company; and no person has any preemptive or similar right to purchase any shares of capital stock or equity securities of the Company.

(k) The unissued Shares to be issued and sold by the Company in the Offering have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and nonassessable and will conform to the description of the Shares contained in each of the General Disclosure Package and the Prospectus under the caption “Description of Capital Stock”.

(l) Except as described in each of the General Disclosure Package and the Prospectus, (A) there are no outstanding rights (contractual or otherwise), warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of capital stock of or other equity interest in the Company, and (B) there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the 1933 Act or otherwise register any securities of the Company owned or to be owned by such person.

(m) The issue and sale of the Shares by the Company and the compliance by the Company and the Bank with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (collectively, the “Agreements and Instruments”), nor will any such action (A) result in any violation of the provisions of the articles of incorporation or charter (as applicable) or by-laws of the Company or any of its subsidiaries or any law, statute or any order, rule or regulation of any federal, state, local or foreign court, arbitrator, regulatory authority or governmental agency or body (each, a “Governmental Entity”) having jurisdiction over the Company or any of its subsidiaries or any of their properties, or (B) constitute a Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or other encumbrance upon any assets or operations of the Company or any subsidiary pursuant to, any of the Agreements and Instruments; and no consent, approval, authorization, order, registration or qualification of or with any such Governmental Entity is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the 1933 Act and the Securities Exchange Act of 1934, as amended (the “1934 Act”), of the Shares, as may be required under the rules and regulations of FINRA and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

(n) Neither the Company nor any of its subsidiaries is (A) in violation of its articles of incorporation or charter, as applicable, or by-laws, or (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any of the Agreements and Instruments, except with respect to subsection (B) for such default that would not be reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(o) The statements set forth in each of the General Disclosure Package and the Prospectus under the caption “Description of Capital Stock,” insofar as they purport to constitute a summary of the terms of the capital stock of the Company, are accurate and complete in all material respects.

(p) The financial statements included in each of the Registration Statement, the General Disclosure Package and the Prospectus, together with the supporting schedules, if any, and notes, present fairly in all material respects the consolidated financial condition of the Company and its subsidiaries at the dates indicated and the consolidated results of operations and cash flows of the Company and its subsidiaries for the periods specified. Such financial statements and supporting schedules, if any, have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. The summary financial information included in each of the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus.

(q) Each of the Company and its subsidiaries maintains a system of accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with the management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (C) access to assets is permitted only in accordance with the management’s general or specific authorization, and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(r) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the 1934 Act). Such disclosure controls and procedures (A) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s chief executive officer and its chief financial officer by others within those entities to allow timely decisions regarding disclosures, and (B) have been evaluated for effectiveness as of the end of the most recent fiscal quarter, with the results of such evaluation disclosed in the Company’s most recent Form 10-QSB. The Company’s independent registered public accounting firm and the audit committee of the board of directors of the Company have been advised of (1) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize, and report financial data, and (2) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal control over financial reporting. Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no changes in internal control over financial reporting that have materially affected, or are reasonably likely to materially affect the Company’s internal control over financial reporting.

(s) Neither the Company nor any of its subsidiaries is subject or is party to, or has received any notice or advice that any of them may become subject or party to any investigation with respect to, any corrective, suspension or cease-and-desist order, agreement, consent agreement, memorandum of understanding or other regulatory enforcement action, proceeding or order with or by, or is a party to any commitment letter or similar undertaking to, or is subject to any directive by, or has been a recipient of any supervisory letter from, or has adopted any board resolutions at the request of, any Regulatory Agency (as defined below) that currently relates to or restricts in any material respect the conduct of their business or that in any manner relates to their capital adequacy, credit policies or management (each, a “Regulatory Agreement”), nor has the Company or any of its subsidiaries been advised by any Regulatory Agency that it is considering issuing or requesting any such Regulatory Agreement. There is no unresolved violation, criticism or exception by any Regulatory Agency with respect to any report or statement relating to any examinations of the Company or any of its subsidiaries which, in the reasonable judgment of the Company, is expected to result in a Material Adverse Effect. As used herein, the term “Regulatory Agency” means any Governmental Entity having supervisory or regulatory authority with respect to the Company or any of its subsidiaries, including, but not limited to, any federal or state agency charged with the supervision or regulation of depositary institutions or holding companies of depositary institutions, or engaged in the insurance of depositary institution deposits.

(t) Except as disclosed in each of the General Disclosure Package and the Prospectus, the Company and its subsidiaries are conducting their respective businesses in compliance with all statutes, laws, rules, regulations, judgments, decisions, directives, orders and decrees of any Governmental Entity (including, without limitation, all regulations and orders of, or agreements with, the Board of the Federal Reserve system (the “FRB”), the Georgia Department of Banking and Finance, or the Federal Deposit Insurance Corporation (the “FDIC”)) applicable to them, except where the failure to so comply would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(u) Other than as set forth in each of the General Disclosure Package and the Prospectus, there are no legal or governmental actions, suits, investigations or proceedings before or by any Governmental Entity, now pending or, to the Company’s knowledge, threatened or contemplated by Governmental Entities or threatened by others, to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject (A) that are required to be disclosed in the Registration Statement by the 1933 Act or by the rules and regulations of the Commission thereunder and not disclosed therein or (B) which, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and there are no contracts or documents of the Company or any of its subsidiaries that are required to be described in the Registration Statement or to be filed as exhibits thereto by the 1933 Act or by the rules and regulations of the Commission thereunder which have not been so described or filed.

(v) Each of the Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by the Company or its subsidiaries except where the failure to possess would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failures so to comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect.

(w) Each of the Company and its subsidiaries is in compliance with all applicable federal, state and local environmental laws and regulations, including, without limitation, those applicable to emissions to the environment, waste management, and waste disposal (each an “Environmental Law”), except where such noncompliance would not reasonably be expected to have a Material Adverse Effect, or except as disclosed in each of the General Disclosure Package and the Prospectus, and to the knowledge of the Company, there are no circumstances that would prevent, interfere with or materially increase the cost of such compliance in the future.

(x) To the knowledge of the Company, under applicable law, there are no past or present actions, activities, circumstances, events or incidents, including, without limitation, releases of any material into the environment, that are reasonably likely to form the basis of any claim under any Environmental Law, including common law, against the Company or its subsidiaries, which would be reasonably likely to have a Material Adverse Effect.

(y) The statistical and market related data contained in each of the General Disclosure Package, the Prospectus or the Registration Statement are based on or derived from sources which the Company believes are reliable and accurate.

(z) This Agreement has been duly authorized, executed and delivered by the Company.

(aa) Neither the Company, nor to the Company’s knowledge, any affiliate of the Company nor any person acting on their behalf has taken, nor will the Company take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares and, as requested by the Agent, the Company will use its reasonable best efforts to preclude any affiliate or person acting on their behalf from taking such actions directly or indirectly.

(bb) The Company is not and, after giving effect to the offering and sale of the Shares, and after receipt of payment for the Shares and the application of such proceeds as described in each of the General Disclosure Package and the Prospectus, will not be an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(cc) Mauldin & Jenkins Certified Public Accountants, LLC, who have certified the financial statements and supporting schedules of the Company and its subsidiaries, included in the Registration Statement, the General Disclosure Package and the Prospectus are independent registered public accountants as required by the 1933 Act and the rules and regulations of the Commission thereunder, and, to the Company’s knowledge, such accountants are not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 with respect to the Company.

(dd) No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or, to the Company’s knowledge, is threatened or imminent, that could have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in each of the General Disclosure Package and the Prospectus.

(ee) The Company and each of its subsidiaries, taken as a whole, are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are commercially reasonable and, to the knowledge of the Company, customary in the business in which they are engaged; all policies of insurance insuring the Company or any of its subsidiaries are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as set forth or contemplated in each of the General Disclosure Package and the Prospectus.

(ff) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or is eligible for, and has requested, extensions thereof, except as set forth or contemplated in each of the General Disclosure Package and the Prospectus, and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect, except as set forth or contemplated in each of the General Disclosure Package and the Prospectus.

(gg) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as set forth or contemplated in each of the General Disclosure Package and the Prospectus or imposed by law or regulation.

(hh) Reserved.

(ii) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, individually or in the aggregate, would result in a Material Adverse Effect.

(jj) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (A) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (B) made any direct or indirect unlawful payment to any foreign or domestic government official or employee; (C) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (D) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(kk) The operations of the Company and its subsidiaries are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(ll) No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the 1933 Act to be described in each of the General Disclosure Package and the Prospectus and that is not so described.

(mm) Except as described in each of the General Disclosure Package and the Prospectus, there are no material off-balance sheet transactions, arrangements, obligations (including contingent obligations), or any other relationships with unconsolidated entities or other persons, that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses.

(nn) The Company is in compliance with the provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission thereunder applicable to it except where such noncompliance would not reasonably be expected to have a Material Adverse Effect.

4. Delivery and Payment.

The Company shall receive all subscriptions and funds from subscribers. Such payment is to be made at the offices of the Company located at 110 Bill Conn Connector, P.O. Box 1669, Gray, Georgia 31032. If the Agent receives any subscriptions and funds, the Agent shall transmit all funds received to the Company by noon of the next business day following receipt thereof in compliance with Commission Rule 15c2-4, promulgated under the 1934 Act. The Company shall accept or reject all subscriptions by noon of the next business day following receipt. If the Company rejects any subscription, the Company shall transmit all rejected funds back to the subscriber by noon of the business day following such rejection. The Company and the Agent shall record all accepted subscriptions, and the Company and the Agent shall close the transactions on each Closing Date pursuant to Section 2. On each Closing Date, the Company shall pay the fees due to the Agent pursuant to Section 2 hereof (less any portion thereof previously paid to the Agent) by wire transfer drawn to the order of the Agent in immediately available funds on the Closing Date.

5. Covenants of the Company. The Company hereby covenants to the Agent as follows:

(a) To prepare the Prospectus in a form approved by the Agent and to file such Prospectus pursuant to Rule 424(b) under the 1933 Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the 1933 Act; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be disapproved by the Agent promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Agent with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, Issuer-Represented Free Writing Prospectus or Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, any Preliminary Prospectus, any Issuer-Represented Free Writing Prospectus or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, Issuer-Represented Free Writing Prospectus or Prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order.

(b) If at any time following issuance of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company will notify promptly the Agent so that any use of such Issuer-Represented Free-Writing Prospectus may cease until it is amended or supplemented and the Company has promptly amended or will promptly amend or supplement such Issuer-Represented Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission; provided, however, that this covenant shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Agent expressly for use therein.

(c) That, unless it obtains the prior written consent of the Agent, and the Agent represents and agrees that, unless it obtains the prior written consent of the Company, it has not made and will not make any offer relating to the Shares that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the 1933 Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the 1933 Act, required to be filed with the Commission. Any such free writing prospectus consented to by the Company and the Agent is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. The Company represents that it has satisfied the conditions in Rule 433 to avoid a requirement to file with the Commission any electronic road show.

(d) Promptly from time to time to take such action as the Agent may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Agent may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

(e) To furnish the Agent with copies of the Prospectus in such quantities as the Agent may from time to time reasonably request, and, if the delivery of a prospectus is required at any time after the time of issue of the Prospectus in connection with the Offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the 1933 Act, to notify the Agent and upon its request to prepare and furnish without charge to the Agent and to any dealer in securities as many copies as the Agent may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case the Agent is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon the Agent’s request but at its expense, to prepare and deliver to the Agent as many copies as it may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the 1933 Act.

(f) To make generally available to its shareholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the 1933 Act), an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the 1933 Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158).

(g) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus, not to sell or issue, contract to sell or otherwise dispose of, for a period of 90 days after the date hereof, without the Agent’s prior written consent, which consent shall not be unreasonably withheld, any Shares other than in connection with any plan or arrangement described in the Registration Statement.

(h) For so long as the Company remains subject to the reporting requirements of either Section 13 or Section 15(d) of the 1934 Act, to make available to its shareholders, as soon as practicable after the end of each fiscal year, an annual report (including a balance sheet and statements of income, shareholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by an independent registered public accounting firm) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its shareholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail.

(i) During a period of five years from the effective date of the Registration Statement, to furnish to the Agent copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to the Agent (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Agent may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission); for purposes of this paragraph, filing via Edgar shall be considered delivery to the Agent.

(j) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in each of the General Disclosure Package and the Prospectus under the caption “Use of Proceeds”.

(k) If the Company elects to rely on Rule 462(b), to file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the 1933 Act.

(l) To file with the Commission such information on Form 10-KSB or Form 10-QSB as may be required by Rule 463 under the 1933 Act.

(m) To comply, and to use its best efforts to cause the Company’s directors and officers, in their capacities as such, to comply, in all material respects, with all effective applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder.

(n) If any event relating to or affecting the Company shall occur, as a result of which it is necessary, in the reasonable opinion of counsel for the Company or for the Agent, to amend or supplement the Registration Statement in order to make them not misleading in light of the circumstances existing at the time of its use, the Company will, at its expense, forthwith prepare, file with the Regulatory Agencies, and furnish to the Agent, a reasonable number of copies of an amendment or amendments of, or a supplement or supplements to, the Registration Statement (in form and substance satisfactory to counsel for the Agent after a reasonable time for review) which will amend or supplement the Registration Statement so that as amended or supplemented it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time, not misleading. For the purpose of this subsection, the Company will furnish such information with respect to itself as the Agent may from time to time reasonably request.

(o) Prior to the Closing Date, the Company will inform the Agent of any event or circumstances of which it is aware as a result of which the Registration Statement would include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading.

(p) The Company will distribute the Prospectus or other offering materials in connection with the Offering and sale of the Shares only as set forth in the Prospectus, and the laws of any state in which the Shares are qualified for sale or exempt from such qualification.

6. Payment of Expenses. The Company covenants and agrees with the Agent that it will pay or cause to be paid the following: (i) the fees, disbursements and expenses of counsel to the Company and accountants in connection with the registration of the Shares under the 1933 Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement and any amendments or supplements thereto, and the mailing and delivering of copies thereof to the Agent; (ii) the cost of printing or reproducing this Agreement, the Blue Sky Survey, any dealer agreements and any other documents in connection with the Offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(d) hereof, including the reasonable fees and disbursements of counsel for the Agent in connection with such qualification and in connection with the Blue Sky Survey, provided that it is contemplated that the Company’s counsel shall address legal matters related to the qualification, or an exemption therefrom, for the offer and sale of the Shares under applicable state securities laws and complete the Blue Sky Survey and the Blue Sky Applications; (iv) the filing fees incident to securing any required review by FINRA of the terms of the sale of the Shares; (v) the cost of preparing stock certificates; (vi) all expenses related to prospective investor meetings; (vii) the costs or expenses of any transfer agent or registrar; (viii) all reasonable out-of-pocket fees and expenses of the Agent (including the reasonable fees and expenses of counsel for the Agent related to the Offering) and not otherwise specifically provided for in this Section 6; and (ix) the expenses associated with the use of the Agent’s on-site consultants, which, without your prior written consent, will not exceed $6,000 per month for the use of one consultant and $9,000 per month for the use of two consultants; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section.

7. Conditions to Obligations of the Agent. The obligations of the Agent hereunder and immediately prior to the initial Closing of the Offering and each subsequent Closing are subject to the condition that all representations and warranties and other statements of the Company are, at and as of the commencement of the Offering and at and as of each Closing Date, true and correct in all material respects and the condition that the Company shall have performed in all material respects all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a) No Registration Statement or amendment or supplement thereto shall have distributed to which the Agent shall have objected in writing.

(b) Nelson Mullins Riley & Scarborough LLP, counsel for the Agent, shall have furnished to the Agent such opinion or opinions, dated as of each Closing Date, with respect to such matters as the Agent may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

(c) Miller & Martin PLLC, counsel for the Company, shall have furnished to the Agent its written opinion, dated as of each Closing Date, in a form reasonably satisfactory to the Agent and Agent’s counsel and to such further effect as set forth in Appendix II.

(d) At the time of the execution of this Agreement, the Agent shall have received from Mauldin & Jenkins Certified Public Accountants, LLC a letter dated such date, in form and substance satisfactory to the Agent containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement.

(e) At each Closing Date, the Agent shall have received from Mauldin & Jenkins Certified Public Accountants, LLC, a letter, dated as of Closing Date, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Date.

(f) At each Closing Date, the Agent shall receive a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated the Closing Date, solely in their respective capacities as officers of the Company, to the effect that (i) they have carefully examined the Registration Statement and, as of its date, and the time of purchase, the Registration Statement did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) there has not been, since the respective dates as of which information is given in the Registration Statement, any Material Adverse Effect except as disclosed in the Registration Statement; (iii) the representations and warranties contained in Section 3 of this Agreement are true and correct with the same force and effect as though made at and as of the Closing Date; (iv) the Company has complied in all material respects with all material agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date including the conditions contained in this Section 7; (v) no stop order has been issued or, to the best of their knowledge, is threatened, by the Commission, a Regulatory Agency, or any other governmental body; and (vi) no order suspending the Offering has been issued and to the best of their knowledge, no proceedings for any such purpose have been initiated or threatened by any Regulatory Agency or any other federal or state authority.

(g) The Company shall not have sustained since the date of the latest audited financial statements included in the Registration Statement, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Registration Statement, and since the respective dates as of which information are given in the Registration Statement, there shall not have been any material change in the long-term debt of the Company or any material change, or any development, involving a prospective material change in or affecting the general affairs of the management, financial position, stockholders’ equity or results of operations of the Company, otherwise than as set forth or contemplated in the Registration Statement, the effect of which, in any such case described above, is in the Agent’s reasonable judgment sufficiently material and adverse as to make it impracticable or inadvisable to proceed with the Offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement.

(h) Prior to or at each Closing Date: (i) in the reasonable opinion of the Agent, there shall have been no Material Adverse Effect independently from that as of the latest dates as of which such condition is set forth in the Registration Statement, except as referred to therein; (ii) there shall have been no material transaction entered into by the Company from the latest date as of which the financial condition of the Company is set forth in the Registration Statement other than transactions referred to or contemplated therein; (iii) the Company shall not have received from any Regulatory Agencies any direction (oral or written) to make any material change in the method of conducting its business with which it has not complied in all material respects (which direction, if any, shall have been disclosed to the Agent) and which would reasonably be expected to have a Material Adverse Effect; (iv) the Company shall not have been in default (nor shall an event have occurred which, with notice or lapse of time or both, would constitute a default) under any provision of any agreement or instrument relating to any material outstanding indebtedness; (v) no action, suit or proceedings, at law or in equity or before or by any federal or state commission, board or other administrative agency, shall be pending or, to the knowledge of the Company, threatened against the Company or affecting any of their properties wherein an unfavorable decision, ruling or finding would reasonably be expected to have a Material Adverse Effect; and (vi) the Shares have been qualified or registered for offering and sale under the securities or blue sky laws of the jurisdictions as to which the Company and the Agent shall have agreed.

(i) Subsequent to the date hereof, there shall not have occurred any of the following: (i) a general moratorium on the operations of commercial banks or other federally-insured financial institutions or general moratorium on the withdrawal of deposits from commercial banks or other federally-insured financial institutions declared by either federal or state authorities; (ii) the engagement by the United States in hostilities which have resulted in the declaration, on or after the date hereof, of a national emergency or war; or (iii) a material decline in the price of equity or debt securities, if the effect of any of (i) through (iii) herein, in the Agent’s reasonable judgment, makes it impracticable or inadvisable to proceed with the Offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement.

(j) FINRA has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the terms of this Agreement and the Agent’s compensation hereunder.

8. Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless the Agent and its affiliates and their respective members, partners, directors, officers, employees, agents and controlling persons (the Agent and each such person being an “Indemnified Party”) from and against any and all loss, claim, damage, judgment, assessment, cost and other liability (each a “Claim”), joint or several, to which such Indemnified Party may become subject under any applicable federal or state law, or otherwise, and related to or arising out of any transaction contemplated by this Agreement or the engagement of the Agent pursuant to, and the performance by the Agent of the services contemplated by this Agreement and will reimburse any Indemnified Party for all reasonable fees and expenses (including reasonable counsel fees and expenses) as they are incurred in connection with the investigation of, preparation for, or defense of any pending or threatened Claim or any action or proceeding arising therefrom, whether or not such Indemnified Party is a party and whether or not such Claim, action or proceeding is initiated or brought by or on behalf of the Company. The Company will not be liable under the foregoing indemnification and reimbursement provisions to the extent that any Claim is found in a final judgment by a court of competent jurisdiction to have resulted from an Indemnified Party’s willful misconduct, bad faith or gross negligence or the breach of this Agreement. The Company agrees that no Indemnified Party will have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company or its security holders or creditors related to or arising out of the engagement of the Agent pursuant to, or the performance by the Agent of the services contemplated by, this Agreement except to the extent that any loss, Claim, damage, judgment, assessment, cost or any other liability, or related expenses, is found in a final judgment by a court of competent jurisdiction to have resulted from an Indemnified Party’s willful misconduct, bad faith or gross negligence or the breach of this Agreement.

(b) If the indemnification of an Indemnified Party provided for in this Agreement is for any reason held unenforceable (other than for a reason provided in the prior paragraph), the Company agrees to contribute to the Claims for which such indemnification is held unenforceable (i) in such proportion as is appropriate to reflect the relative benefits to the Company and its security holders, on the one hand, and the Agent, on the other hand, of the transaction as contemplated (whether or not the transaction is consummated) or (ii) if (but only if) the allocation provided for in clause (i) is for any reason held unenforceable, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company on the one hand, and the Agent, on the other hand, as well as any other relevant equitable considerations; provided, however, that, to the extent permitted by applicable law, in no event will the Indemnified Parties be required to contribute an aggregate amount in excess of the aggregate fees actually paid to the Agent under this Agreement.

(c) The Company agrees that, without the Agent’s prior written consent, which consent will not be unreasonably withheld, it will not settle, compromise or consent to the entry of any judgment in any pending or threatened Claim, action, or proceeding in respect of which indemnification could be sought under the indemnification provisions of this Agreement, whether or not the Agent or any other Indemnified Party is an actual or threatened party to such Claim, action, or proceeding, unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising out of such Claim, action or proceeding. The Company shall not be liable for any settlement of any litigation or proceeding effected without its consent.

(d) Upon receipt by an Indemnified Party of actual notice of a Claim as to which indemnification may be sought hereunder, such Indemnified Party shall promptly notify the Company of the nature and basis of the Claim. In addition, an Indemnified Party shall promptly notify the Company after any action is commenced against the Indemnified Party (by way of service with a summons or other legal process). The Company may, and shall, if requested by any Indemnified Party, assume the defense of any Claim against such Indemnified Party in respect of which indemnity may be sought hereunder, including, without limitation, the employment of counsel reasonably satisfactory to such Indemnified Party and the payment of the fees and expenses of such counsel and necessary experts, in which event the Company shall not be liable for the fees and expenses of any other counsel retained by such Indemnified Party in connection with such litigation or proceeding.

(e) The reimbursement, indemnity and contribution obligations of the Company under the preceding paragraphs shall be in addition to any liability that the Company may otherwise have, and shall be binding upon and inure to the benefit of the successors, assigns, heirs and personal representatives of any Indemnified Party.

(f) In the event that an Indemnified Party is requested or required to appear as a witness in any action brought by or on behalf of or against the Company or any affiliate of the Company in a transaction contemplated by this Agreement in which such Indemnified Party is not named as a defendant, the Company agrees to reimburse the Agent for all reasonable expenses incurred by it in connection with such Indemnified Party’s appearing and preparing to appear as such a witness, including, without limitation, the reasonable fees and disbursements of its legal counsel.

9. Representations and Indemnities to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company, solely in their capacities as officers of the Company, submitted pursuant hereto, shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation (or any statement as to the results thereof) made by or on behalf of the Agent, or any controlling person of the Agent, or the Company or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

10. Termination and Payment of Expenses. This Agreement shall become effective on the date hereof and shall terminate on the 112th day following the date hereof. This Agreement may be extended upon the mutual agreement of the Company and the Agent. However, this Agreement may be terminated at any time, whether at the end of its term or otherwise, (i) at the option of the Agent upon ten (10) days written notice to the other, or (ii) immediately, at the option of the Agent, if the Agent believes in its sole discretion that events have occurred at the Company which may impair the viability of the Offering. The parties may extend the term of this Agreement for additional periods upon the delivery of written notice executed by each party evidencing the renewal term period and which is delivered by each party prior to the end of the then current term. If for any reason any Shares are not delivered by or on behalf of the Company as provided herein, the Company shall then be under no further liability to the Agent except as provided in Sections 2, 6, 8 and 10 hereof.

11. Notices. All statements, requests, notices and agreements hereunder shall be in writing or by telegram if promptly confirmed in writing, and if to the Agent shall be sufficient in all respects if delivered or sent by reliable courier, first class mail, or facsimile transmission to:

Agent:

SAMCO Capital Markets, Inc.

1700 Pacific Avenue, Suite 2000

Dallas, Texas 75201

Attention: Joseph R. Mannes

With a copy to:

Nelson Mullins Riley & Scarborough LLP

999 Peachtree Street NE

Suite 1400

Atlanta, GA 30309

Attention: J. Brennan Ryan

Company or the Bank:

Piedmont Community Bank Group, Inc.

110 Bill Conn Connector

P.O. Box 1669

Gray, GA 31032

Attention: R. Drew Hulsey

With a copy to:

Miller & Martin PLLC

1170 Peachtree Street NE

Suite 800

Atlanta, GA 30309

Attention: Michael P. Marshall, Jr.

Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

12. Successors. This Agreement shall be binding upon, and inure solely to the benefit of, the Agent and the Company and, to the extent provided in Sections 8 and 9 hereof; the officers and directors of the Company and each person who controls the Company, or the Agent, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this agreement. No purchaser of any of the Shares from the Agent shall be deemed a successor or assign by reason merely of such purchase.

13. Time of the Essence. Time shall be of the essence in this Agreement.

14. Business Day. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

15. Applicable Law. This Agreement shall be construed in accordance with the laws of the State of Texas.

16. Captions. The captions included in this Agreement are included solely for convenience of reference and shall not be deemed to be a part of this Agreement.

17. Counterparts. This Agreement may be executed by any one or more of the parties in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

18. Pronouns. All pronouns used herein shall be deemed to refer to the masculine, feminine or neuter gender as the context requires.

[Signatures on Following Page]

If the foregoing is in accordance with your understanding, please sign and return to us two counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between us.

Very truly yours,

Piedmont Community Bank Group, Inc.

By:
Name:

Accepted as of the date hereof at Dallas, Texas:

SAMCO Capital Markets, Inc.

By:
Name:	Joseph R. Mannes
Title:	Chief Operating Officer

APPENDIX 1

Schedule of Consulting Fee Payments

Payment Date	Amount
___________, 2007	$20,000
___________, 2007	$20,000
___________, 2007	$20,000
___________, 2007	$20,000
___________, 2007	$20,000

APPENDIX II

Opinion of Company Counsel

(i) The Company is a registered bank holding company under the Bank Holding Company Act of 1956, as amended; duly organized and is validly existing as a corporation in good standing under the laws of the State of Georgia, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

(ii) The Company has an authorized capitalization as set forth in the Prospectus in the column entitled “Actual” under the heading “Capitalization” (except for subsequent issuances, if any, pursuant to this Agreement or under agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of options referred to in the Prospectus) and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable; the Shares being sold in the Offering have been duly and validly authorized, and when issued and delivered against payment therefor as provided in this Agreement, will be validly issued, fully paid and non-assessable; and the Shares conform to the description under the heading “Description of Capital Stock” contained in the Prospectus;

(iii) Except as described in the Prospectus, to our knowledge (A) there are no outstanding rights (contractual or otherwise), warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of capital stock of or other equity interest in the Company; and (B) there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act or otherwise register any securities of the Company owned or to be owned by such person;

(iv) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to any liability or disability by reason of failure to be so qualified in any jurisdiction, except where such failure to be so qualified would not have a Material Adverse Effect;

(v) The only subsidiary of the Company, the Bank, is a state bank organized under the laws of the State of Georgia, validly existing, and in good standing under the laws of the jurisdiction of the State of Georgia, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; the deposit accounts of the Bank are insured up to the applicable limits by the FDIC; all of the issued and outstanding capital stock of the Bank has been duly authorized and validly issued and is fully paid and nonassessable and is owned by the Company free and clear of any pledge, lien, encumbrance, claim or equity;

(vi) To our knowledge, neither the Company nor the Bank has received any communication from any Governmental Entity asserting that the Company or the Bank is not in compliance with any statute, law, rule, regulation, decision, directive or order; there is no action, suit, investigation or proceeding before or by any Governmental Entity now pending or, to the knowledge of such counsel, threatened or contemplated against or affecting the Company or the Bank (A) that is required to be disclosed in the Registration Statement and not disclosed therein, (B) that could result, individually or in the aggregate, in any Material Adverse Effect, (C) that could materially and adversely affect the properties, assets or leasehold interests of the Company of the Bank, considered as one enterprise, or (D) that could adversely affect the consummation of the transactions contemplated in this Agreement; all pending legal or governmental proceedings to which the Company or the Bank is a party or of which any of their property is the subject, which are not described in the Registration Statement, including ordinary routine litigation incidental to their respective businesses, either individually or in the aggregate, would not have a Material Adverse Effect;

(vii) This Agreement has been duly authorized, executed and delivered by the Company;

(viii) The issue and sale of the Shares being delivered at each Closing by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or the Bank is a party or by which the Company or the Bank is bound or to which any of the property or assets of the Company or the Bank is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or Bylaws, as amended, of the Company or the Bank or any statute or any order, rule or regulation known to such counsel of any court or Governmental Entity;

(ix) No consent, approval, authorization, order, registration or qualification of or with any court or Governmental Entity is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares, and except as may be required under the rules and regulations of FINRA and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the sale of the Shares by the Company;

(x) Neither the Company nor the Bank is in violation of its articles of incorporation or bylaws or, to such counsel’s knowledge, in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

(xi) The statements set forth in the Prospectus under the caption “Description of Capital Stock”, insofar as they purport to constitute a summary of the terms of the Shares and under the caption “Supervision and Regulation,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete;

(xii) To such counsel’s knowledge, each of the Company and the Bank possess all Governmental Licenses and have made all filings, applications and registrations with all Governmental Entities that are required in order to permit the Company or the Bank to conduct its business as presently conducted, except where the failure to possess such Governmental License or to have made such filing, application or registration would not, individually or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses to be in full force and effect, individually or in the aggregate, would not have a Material Adverse Effect; and neither the Company nor the Bank has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect;

(xiii) To such counsel’s knowledge, neither the Company nor the Bank is a party to or subject to any order, decree, agreement, memorandum of understanding or similar arrangement with, or a commitment letter, supervisory letter or similar submission to, any Governmental Entity charged with the supervision or regulation of depository institutions or engaged in the insurance of deposits (including the FDIC) or the supervision or regulation of the Company or the Bank and neither the Company nor the Bank has been advised by any such Governmental Entity that such Governmental Entity is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, agreement, memorandum of understanding, commitment letter, supervisory letter or similar submission;

(xiv) The Company is not, and after giving effect to the offering and sale of the Shares, will not be, an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940;

(xv) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to any Closing (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the 1933 Act and the rules and regulations thereunder; and such counsel does not know of any contracts or other agreements of a character required to be incorporated by reference into the Prospectus or required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or Prospectus which are not filed or incorporated by reference or described as required;

In addition, such counsel shall state that nothing has come to such counsel’s attention that would lead such counsel to believe that the Registration Statement (except for financial statements and schedules and other financial or statistical data included therein, as to which counsel need make no statement), at the time it became effective, or that the General Disclosure Package as of each Closing, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any further amendment or supplement thereto made by the Company prior to each such Closing (except for financial statements and schedules and other financial or statistical data included therein, as to which counsel need make no statement), at the time the Registration Statement became effective and at each Closing, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

When the phrase “to such counsel’s knowledge”, “known to such counsel” or similar formulations are used, such phrases will refer to the conscious awareness after due inquiry of the attorneys currently at such firm who have been principally involved in negotiating and reviewing this Agreement and in the preparation and review of the Registration Statement and Prospectus.